8-K FILED APRIL 27, 2015 FIRST QUARTER 2015 SUPPLEMENTAL FINANCIAL INFORMATION

1 FORWARD LOOKING STATEMENT This presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace, adverse actions of governmental and other third-party payers and the results from the Company’s acquisition of Covance. Actual results could differ materially from those suggested by these forward- looking statements. Further information on potential factors that could affect LabCorp’s operating and financial results is included in the Company’s Form 10-K for the year ended December 31, 2014, when available, including in each case under the heading risk factors, and in the Company’s other filings with the SEC, as well as in the risk factors included in Covance’s filings with the SEC. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.

2 LabCorp Diagnostics LabCorp Diagnostics includes all of LabCorp’s legacy business except for its clinical trial services business, which is now part of Covance Drug Development, and includes the nutritional chemistry and food safety business, which was previously part of Covance. Covance Drug Development Covance Drug Development includes all of Covance’s legacy business except for its nutritional chemistry and food safety business, which is now part of LabCorp Diagnostics, and includes LabCorp’s legacy clinical trial services business. OPERATING SEGMENT OVERVIEW

3 FIRST QUARTER CONSOLIDATED RESULTS (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA) (1) Adjusted Operating Income and Adjusted EPS exclude amortization, restructuring and special items (2) See Reconciliation of non-GAAP Financial Measures on slides 13 - 15 (3) Operating cash flow in the first quarter of 2015 is negatively impacted by $153.5 million of non-recurring items related to the Covance acquisition (4) Adjusted for $153.5 million of non-recurring items related to the Covance acquisition in the first quarter of 2015 The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance 1Q15 1Q14 % Change Net Revenue $1,772.3 $1,430.7 23.9% Adjusted Operating Income(1) (2) $300.3 $231.9 29.5% Adjusted Operating Margin 16.9% 16.2% 70 bps Adjusted EPS(1) (2) $1.73 $1.51 14.6% Operating Cash Flow(3) ($86.9) $142.3 Less: Capital Expenditures ($33.8) ($56.5) Free Cash Flow ($120.7) $85.8 Free Cash Flow, Excluding Acquisition-Related Charges(4) $32.8 $85.8

4 FIRST QUARTER PRO FORMA SEGMENT RESULTS (DOLLARS IN MILLIONS) (1) Adjusted Operating Income excludes amortization, restructuring and special items (2) See Reconciliation of non-GAAP Financial Measures on slides 13 - 15 Pro forma results assume that the acquisition of Covance closed on January 1 of applicable year 1Q15 1Q14 % Change Net Revenue LabCorp Diagnostics $1,483.3 $1,413.8 4.9% Covance Drug Development $624.6 $636.9 (1.9%) Total Net Revenue $2,107.9 $2,050.7 2.8% Adjusted Operating Income(1) (2) LabCorp Diagnostics $300.1 $264.9 13.3% Adjusted Operating Margin 20.2% 18.7% 150 bps Covance Drug Development $72.3 $77.3 (6.5%) Adjusted Operating Margin 11.6% 12.1% (50 bps) Unallocated Corporate Expense ($41.8) ($39.3) 6.4% Total Adjusted Operating Income $330.6 $302.9 9.1% Total Adjusted Operating Margin 15.7% 14.8% 90 bps

5 SELECT FINANCIAL METRICS (DOLLARS IN MILLIONS) 1Q14 2Q14 3Q14 4Q14 1Q15 Total Depreciation $38.3 $39.6 $38.9 $40.8 $56.2 Total Amortization $21.0 $22.0 $18.3 $15.4 $31.4 Total Adjusted EBITDA(1) $273.5 $319.2 $314.2 $295.1 $360.1 Total Debt to Last Twelve Months Adjusted EBITDA(1) (2) 2.5x 2.5x 2.5x 2.5x 4.2x Total Net Debt to Last Twelve Months Adjusted EBITDA(1) (2) 2.2x 2.1x 2.0x 2.0x 3.9x (1) Adjusted EBITDA excludes restructuring and special items (2) Leverage ratios as of the first quarter in 2015 include Covance EBITDA from the last twelve months on a pro forma basis The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance

6 COVANCE DRUG DEVELOPMENT: SELECT FINANCIAL METRICS (DOLLARS IN MILLIONS) Backlog at 12/31/14 $6,793 Adjustment(1) ($522) Backlog at 1/1/15 $6,271 First Quarter 2015 Covance Drug Development Net Revenue(2) ($625) First Quarter 2015 Net Orders $855 Foreign Exchange Impact ($64) Backlog at 3/31/15 $6,437 First Quarter 2015 Net Book-to-Bill 1.37 (1) Adjustment removes backlog associated with Committed Minimum Volume (CMV) agreements as to which the underlying projects had not yet been awarded as of December 31, 2014 (these will be included in future net orders when the underlying projects are awarded), includes backlog for LabCorp’s legacy clinical trial services business, and removes backlog associated with the nutritional chemistry and food safety business (now part of LabCorp Diagnostics). (2) Pro forma net revenue assumes that the acquisition of Covance closed on January 1, 2015

7 (1) Revenues recognized in over 30 currencies; the largest foreign currency accounts for less than 5% of total net revenue Segment Distribution LabCorp Diagnostics 70.4% Covance Drug Development 29.6% USA 80.4% Geographic Distribution Rest of World(1) 19.6% FIRST QUARTER 2015 PRO FORMA NET REVENUE DISTRIBUTION Pro forma results assume that the acquisition of Covance closed on January 1, 2015

8 FIRST QUARTER 2015 FOREIGN EXCHANGE IMPACT TO PRO FORMA NET REVENUE(1) (DOLLARS IN MILLIONS) Year over Year Dollars % Growth Consolidated Net Revenue, as Reported $2,108 2.8% Foreign Exchange Impact $35 1.7% Net Revenue, Constant Currency $2,143 4.5% LabCorp Diagnostics Net Revenue, as Reported $1,483 4.9% Foreign Exchange Impact $10 0.7% Net Revenue, Constant Currency $1,492 5.6% Covance Drug Development Net Revenue, as Reported $625 (1.9%) Foreign Exchange Impact $26 4.1% Net Revenue, Constant Currency $651 2.2% Pro forma results assume that the acquisition of Covance closed on January 1, 2015 (1) Does not tie due to rounding

2015 FINANCIAL GUIDANCE

Excluding the impact of amortization, restructuring and special items, guidance for 2015 is:

	Prior Guidance (assumes foreign exchange rates effective as of January 31, 2015)	**Current Guidance** (assumes foreign exchange rates effective as of March 31, 2015)
Total net revenue growth:	Approximately 40% - 44%(1)	Approximately 39% - 42%(2)
LabCorp Diagnostics net revenue growth:	Approximately 3% - 5%	Approximately 3% - 5%(3)
Covance Drug Development net revenue growth:	Approximately 4% - 6%(4)	Approximately 0% - 2%(5)
Adjusted EPS:	$7.35 - $7.70	$7.55 - $7.90
Operating cash flow:	$1,075 Million - $1,100 Million(6)	$1,045 Million - $1,070 Million(7)
Capital expenditures:	$325 Million - $350 Million	$325 Million - $350 Million
Free cash flow:	$725 Million - $775 Million(6)	$695 Million - $745 Million(7)
Free cash flow, excluding net non-recurring acquisition items:	$815 Million - $865 Million(8)	$815 Million - $865 Million(9)

(1) Net revenue growth was adjusted for approximately 160 basis points of negative currency impact.
(2) Net revenue growth is adjusted for approximately 230 basis points of negative currency impact.
(3) Net revenue growth is adjusted for approximately 70 basis points of negative currency impact.
(4) Net revenue growth versus full year 2014 net revenue, and was adjusted for approximately 330 basis points of negative currency impact.
(5) Net revenue growth versus full year 2014 net revenue, and is adjusted for approximately 440 basis points of negative currency impact.
(6) Operating and free cash flow were negatively impacted by approximately $90 million of net non-recurring items related to the Covance acquisition
(7) Operating and free cash flow are negatively impacted by approximately $120 million of net non-recurring items related to the Covance acquisition
(8) Adjusted for $90 million of net non-recurring items related to the Covance acquisition
(9) Adjusted for $120 million of net non-recurring items related to the Covance acquisition

9

LabCorp
Laboratory Corporation of America

10 2014 SEGMENT NET REVENUE RECONCILIATION (DOLLARS IN MILLIONS) (1) Adjustments include the removal of LabCorp’s legacy clinical trial services business and the addition of Covance’s nutritional chemistry and food safety business. (2) Adjustments include the addition of LabCorp’s legacy clinical trial services business and the removal of Covance’s nutritional chemistry and food safety business. 1Q14 2Q14 3Q14 4Q14 FY14 LabCorp as reported $1,431 $1,516 $1,552 $1,513 $6,012 Adjustments(1) (17) (22) (25) (26) (89) LabCorp Diagnostics $1,414 $1,495 $1,527 $1,487 $5,922 Covance as reported $620 $639 $627 $634 $2,521 Adjustments(2) 17 22 25 26 89 Covance Drug Development $637 $661 $652 $660 $2,610

11 2014 SEGMENT ADJUSTED OPERATING INCOME RECONCILIATION (DOLLARS IN MILLIONS) (1) Adjustments include the removal of unallocated corporate expenses and LabCorp’s legacy clinical trial services business, as well as the addition of Covance’s nutritional chemistry and food safety business. Unallocated corporate expenses in 2014 were: Q1 ($33.5 million), Q2 ($35.5 million), Q3 ($36.3 million), Q4 ($35.1 million) and full-year ($140.4 million). (2) Adjustments include the removal of unallocated corporate expenses and Covance’s nutritional chemistry and food safety business, as well as the addition of LabCorp’s legacy clinical trial services business. Unallocated corporate expenses in 2014 were: Q1 ($5.7 million), Q2 ($6.4 million), Q3 ($6.8 million), Q4 ($7.8 million) and full-year ($26.7 million). 1Q14 2Q14 3Q14 4Q14 FY14 LabCorp as reported $210.8 $253.4 $252.8 $234.4 $951.4 Amortization 21.0 22.0 18.3 15.4 76.7 Adjustments(1) 33.1 33.5 34.5 31.1 132.2 LabCorp Diagnostics $264.9 $308.9 $305.6 $280.9 $1,160.3 Covance as Reported $71.0 $76.0 $79.7 $77.7 $304.4 Adjustments(2) 6.3 8.7 8.8 12.0 35.8 Covance Drug Development $77.3 $84.7 $88.5 $89.7 $340.2

12 2014 PRO FORMA NET REVENUE BY GEOGRAPHY (DOLLARS IN MILLIONS) 1Q14 2Q14 3Q14 4Q14 FY14 U.S. Net Revenue $1,616 $1,710 $1,742 $1,719 $6,786 % of total 78.8% 79.3% 79.9% 80.1% 79.5% ROW Net Revenue $435 $446 $437 $428 $1,747 % of total 21.2% 20.7% 20.1% 19.9% 20.5% Total Net Revenue $2,051 $2,156 $2,179 $2,147 $8,533 Pro forma results assume that the acquisition of Covance closed on January 1, 2014

13 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Adjusted Operating Income 2015 2014 Operating Income 130.2$ 203.3$ Acquisition-related costs 113.4 - Restructuring and other special charges 19.3 7.6 Consulting fees 6.0 - Amortization of intangibles and other assets 31.4 21.0 Adjusted operating income 300.3$ 231.9$ Adjusted EPS Diluted earnings per common share 0.01$ 1.31$ Restructuring and special items 1.51 0.05 Amortization expense 0.21 0.15 Adjusted EPS 1.73$ 1.51$ LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Three Months Ended March 31,

14 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Free Cash Flow: 2015 2014 Net cash provided by (used for) operating activities (86.9)$ 142.3$ Less: Capital expenditures (33.8) (56.5) Free cash flow (120.7)$ 85.8$ Free Cash Flow, Excluding Acquisition Related Charges: Net cash provided by (used for) operating activities (86.9)$ 142.3$ Add back: Acquisition related charges 153.5 - Net cash provided by operating activities, excluding acquisition related charges 66.6$ 142.3$ Less: Capital expenditures (33.8) (56.5) Fr e cash flow, excluding acquisition related charges 32.8$ 85.8$ LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Three Months Ended March 31,

15 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES 1) During the first quarter of 2015, the Company recorded net restructuring and other special charges of $19.3 million. The charges included $3.2 million in severance and other personnel costs along with $1.0 million in costs associated with facility closures and general integration initiatives. In addition, the Company recorded asset impairments of $14.8 million relating to lab and customer service applications that will no longer be used. The Company also recorded $6.0 million of consulting expenses relating to fees incurred as part of its Project LaunchPad business process improvement initiative. The Company recorded $166.0 million of one-time costs associated with its acquisition of Covance. The costs included $79.5 million of Covance employee equity awards, change in control payments and short-term retention arrangements that were accelerated or triggered by the acquisition transaction ($32.8 in cost of sales and $46.7 in SG&A in the accompanying Consolidated Statements of Operations). The acquisition costs also included advisor and legal fees of $33.9 million (recorded in SG&A in the accompanying Consolidated Statements of Operations), $15.2 million of deferred financing fees associated with the Company’s bridge loan facility as well as a make-whole payment of $37.4 million paid to call Covance’s private placement debt outstanding at the purchase date (both amounts recorded in interest expense in the accompanying Consolidated Statements of Operations). The after tax impact of these charges decreased net earnings for the quarter ended March 31, 2015, by $141.3 million and diluted earnings per share by $1.51 ($141.3 million divided by 93.8 million shares). 2) During the first quarter of 2014, the Company recorded net restructuring and other special charges of $7.6 million. The charges included $2.8 million in severance and other personnel costs along with $4.9 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.1 million in unused severance. The after tax impact of these charges decreased net earnings for the quarter ended March 31, 2014, by $4.7 million and diluted earnings per share by $0.05 ($4.7 million divided by 86.6 million shares). 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS Excluding Amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended March 31, 2015 and 2014, intangible amortization was $31.4 million and $21.0 million, respectively ($20.1 million and $12.9 million net of tax, respectively) and decreased EPS by $0.21 ($20.1 million divided by 93.8 million shares) and $0.15 ($12.9 million divided by 86.6 million shares), respectively. 4) During the first quarter of 2015, the Company's operating cash flows were reduced due to payment of $153.5 million in acquisition-related charges. These payments were comprised of $75.5 million in legal and advisor fees, $40.6 million in accelerated Covance employee equity awards, and $37.4 million in make-whole payments triggered by calling Covance private placement notes outstanding at the time of the transaction.